================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                EMB CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                EMB CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                                EMB CORPORATION

                              3200 BRISTOL AVENUE
                                   8TH FLOOR
                          COSTA MESA, CALIFORNIA 92626


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 9, 1998

To the Shareholders of EMB Corporation:

     The Annual Meeting of Shareholders of EMB Corporation (the "Company") will be held at the Wyndam Garden Hotel, 3350 Avenue of the Arts, Costa Mesa, California 92626, on Thursday, April 9, 1998, commencing at 3:30 p.m., local time, and thereafter as it may be adjourned from time to time, for the following purposes:

     1. To elect directors to the Board of Directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified;

     2. To ratify the appointment of Harlan & Boettger as the independent accountants of the Company for the 1998 fiscal year, subject to change by direction of the Board of Directors; and

     3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Company's Proxy Statement is submitted herewith. Holders of record of the Company's Common Stock and Preferred Stock at the close of business on March 2, 1998, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof, notwithstanding transfers of any stock on the books of the Company after such record date.



Costa Mesa, California            By Order of the Board of Directors

March 18, 1998

                                  B. Joe Wimer, Secretary


                            YOUR VOTE IS IMPORTANT

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING.

                                EMB CORPORATION

                              3200 BRISTOL AVENUE
                                   8TH FLOOR
                         COSTA MESA, CALIFORNIA 92626


                                PROXY STATEMENT

                  FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                     TO BE HELD ON THURSDAY, APRIL 9, 1998


     This Proxy Statement is furnished to shareholders of EMB Corporation (the "Company") in connection with its Annual Meeting of the shareholders to be held at the time and place for the purposes set forth in the accompanying notice.

GENERAL

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders (the "Annual Meeting") of EMB Corporation (the "Company") to be held at the Wyndam Garden Hotel, 3350 Avenue of the Arts, Costa Mesa, California 92626, at 3:30 p.m., local time, on Thursday, April 9, 1998, and any adjournment thereof. No proposals have been received from any shareholder to be considered at the Annual Meeting. The audited financial statements of the Company for its fiscal year ended September 30, 1997, are enclosed in the annual report of the Company provided with this Proxy Statement. The enclosed information was first mailed to the shareholders on March 18, 1998, in connection with the Annual Meeting.

VOTING

     On March 2, 1998, the record date for shareholders entitled to vote at the Annual Meeting, there were 9,596,142 outstanding shares of Common Stock of the Company, 162,162 shares of Series A Preferred Stock (representing 162,162 total votes), and 675,000 shares of Series B Preferred Stock of the Company (representing 568,421 total votes). A majority of such outstanding shares is necessary to provide a quorum at the Annual Meeting. On the record date, there were approximately 696 record holders of the Company's Common Stock. Each share of Common Stock is entitled to one vote. Under the Restated Articles of Incorporation, shareholders do not have the right to cumulate votes for the election of directors. The affirmative vote of the holders of a majority of the total outstanding shares, present and voting at the Annual Meeting, in person or by proxy, is required for the election of directors, and for the approval of the other proposals to be presented to the shareholders at the Annual Meeting.

     Shares represented by a proxy in the form enclosed, dated, duly executed and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. Any shareholder attending the Annual Meeting may vote in person whether or not a proxy was previously filed. Any shareholder returning a proxy may revoke it any time before it is exercised by giving written notice of such revocation to the Secretary of the Company. Unless authority to vote for any individual director or directors, or all directors, pursuant to Purpose 1 set forth in the Notice of Annual Meeting of Shareholders is withheld, the filed proxy will be voted FOR the election of directors as set forth in this Proxy Statement. If no direction is made regarding the other purposes set forth in the Notice of Annual Meeting of Shareholders, the proxy will be voted FOR such other actions. Broker nonvotes, if any, will be treated as not present and not entitled to vote for a proposal.

     The cost of this Proxy Statement will be borne by the Company which will reimburse brokerage houses, custodians, nominees and fiduciaries for their expenses in forwarding this material to the beneficial owners of the Company's Common Stock.

THE BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended September 30, 1997, the Board of Directors held one regular meeting and 10 special meetings by written consent and memoranda. Directors attended all meetings, except that Ann Petersen did not attend the regular meeting held by the Board of Directors.

     The Company does not have an audit committee, nominating committee or an executive committee of the Board of Directors. However, the Board of Directors may establish such committees during the 1998 fiscal year.

     The Company has a Compensation Committee which determines the compensation to be paid to the executive officers of the Company, and has a committee to administer the Company's 1996 Stock Option, SAR and Stock Bonus Plan.

COMPENSATION OF DIRECTORS

     Each director of the Company may receive an annual directors' fee of $2,500, and will receive reimbursement of travel expenses. Directors of the Company did not receive any compensation in their capacity as directors during the fiscal year ended September 30, 1997.

COMPENSATION OF EXECUTIVE OFFICERS

     No executive officer of the Company received compensation in excess of $100,000 during its fiscal year ended September 30, 1997.

     Mr. James E. Shipley, President of the Company, received no salary and bonuses during the fiscal year ended September 30, 1997.

TRANSACTIONS WITH MANAGEMENT

     Effective March 12, 1997, the Company issued a promissory note in the principal amount of $100,000 to James E. Shipley for advances made to the Company. The note bears interest at 7% per annum and is due on March 12, 1998. Mr. Shipley also made additional advances to the Company. As a result, the Company was indebted to Mr. Shipley in the amount of $130,405 as of September 30, 1997.

     During the fiscal year ended September 30, 1997, the Company incurred unreimbursed expenses regarding ERA Sterling Alliance Real Estate, a real estate brokerage company owned by the family of James E. Shipley, a director and officer of the Company, in the amount of $166,212.

     During the fiscal year ended September 30, 1997, the Company made loans to Bruce J. Brosky, a director and Vice President of the Company, in the total amount of $77,000, with interest payable at 7% per annum.

SECURITY OWNERSHIP OF MANAGEMENT

     The total number of shares of Common Stock of the Company beneficially owned by each of the officers, directors and persons nominated to become directors of the Company, and all of such directors and officers as a group, and their percentage ownership of the outstanding Common Stock of the Company as of March 2, 1998, are as follows:

                                                 AMOUNT AND
                                                 NATURE OF        PERCENT OF
      MANAGEMENT                                 BENEFICIAL       OUTSTANDING
      SHAREHOLDERS(1)                           OWNERSHIP(1)     COMMON STOCK(2)
      ---------------                           ------------     ---------------

Joseph K. Brick...........................         50,000             0.52%
  1420 North Atlantic Avenue
  Suite 1704
  Daytona Beach, Florida  32118

Bruce J. Brosky...........................         88,763              0.9%
   3200 Bristol, 8/th/ Floor
   Costa Mesa, California 92626

James M. Cunningham.......................         25,000             0.26%
   15905 Bent Tree Forrest Circle, #2013
   Dallas, Texas 75048

Mandel Gomberg............................              0                0%
   3325 Wilder Street
   Skokie, Illinois 60076

Donald E. Hannabarger.....................         34,280(3)          0.36%
   2580 Caminito Muirfield
   LaJolla, California 92037

William V. Perry..........................        290,470(4)           3.0%
   3200 Bristol, 8/th/ Floor
   Costa Mesa, California 92626

Ann L. Petersen...........................          6,250             0.07%
   Star Route 5080
   Keaau, Hawaii 96749

Michael P. Roth...........................              0                0%
  3200 Bristol, 8/th/ Floor
  Costa Mesa, California 92626

James E. Shipley..........................        813,375(5)           8.5%
   3200 Bristol, 8/th/ Floor
   Costa Mesa, California 92626

B. Joe Wimer..............................          6,250             0.07%
   3200 Bristol, 8/th/ Floor
   Costa Mesa, California 92626

Directors and officers as a group
  (10 persons, including the above).......      1,314,388             13.7%
                                                =========             ====

--------------------------------

(1) Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the shares, except as otherwise specifically indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as warrants or options to purchase the Common Stock of the Company.

(2) Represents a percentage of the total voting shares of Common Stock entitled to vote at the Annual Meeting, excluding the voting shares represented by the outstanding shares of Series A Preferred Stock, and Series B Preferred Stock of the Company.
(3) Includes 16,286 shares of Common Stock of the Company held by the Hannabarger Family Trust for which beneficial ownership is disclaimed.
(4) Represents shares of the Company owned by Win, Win, Solver Group, Inc., a corporation owned by Mr. Perry. It also includes 13,688 shares held by a trust of which Mr. Perry is the trustee. He is not a beneficiary of the trust, and disclaims any ownership of its securities.
(5) Represents shares of the Company owned by World Trends Financial, Ltd., a corporation beneficially owned by Mr. Shipley.

     Because certain directors and officers are controlling persons of Sterling Alliance Group, Ltd. ("Sterling") are also directors or officers of the Company (specifically, William V. Perry, James E. Shipley and B. Joe Wimer), such persons may be deemed to be the beneficial owners of the 3,375,000 shares of the Common Stock of the Company held in the name of Sterling Alliance Group, Ltd.

SECURITY OWNERSHIP

     The following table sets forth information with respect to the beneficial ownership of each class of equity securities of the Company by each shareholder who beneficially owns more than five percent (5%) of each class of the Company's equity securities, the number of shares beneficially owned by each and the percent of such class of equity securities so owned of record as of March 2, 1998. The Company has three outstanding classes of equity securities:
Common Stock, Series A preferred stock and Series B preferred stock. It is believed by the Company that all persons listed have sole voting and investment power with respect to their shares, except as otherwise indicated.


                                                                AMOUNT AND NATURE     PERCENT OF
NAME AND ADDRESS                                                  OF BENEFICIAL    CLASS OF EQUITY
OF BENEFICIAL OWNER                        TITLE OF CLASS           OWNERSHIP         SECURITIES
-------------------                        --------------       -----------------  ---------------

Sterling Alliance Group, Ltd.(1)            Common Stock            3,375,000           35.2%
  3200 Bristol Avenue, 8th Floor
  Costa Mesa, CA 92626

David Berman                                Common Stock              510,000            5.3%
   3200 Bristol Avenue, 8th Floor
   Costa Mesa, CA 92626

Technik & Trade, Inc.                       Common Stock            1,000,000           10.4%
   Philip Lynch
   Inter Alia Holding Co.
   23200 Chagrin Blvd., #107
   Beachwood, Ohio 44122

Rory P. Hughes(2)                           Common Stock              499,973            5.2%
  3200 Bristol Avenue, 8th Floor
  Costa Mesa, California 92626

James E. Shipley(2)                         Common Stock              813,375            8.5%
  3200 Bristol Avenue, 8th Floor
  Costa Mesa, California 92626

Cede & Co.                                  Common Stock            1,375,049           14.3%
  P.O. Box 222
  Bowling Green Station
  New York, New York 10274


                                                                AMOUNT AND NATURE     PERCENT OF
NAME AND ADDRESS                                                  OF BENEFICIAL    CLASS OF EQUITY
OF BENEFICIAL OWNER                        TITLE OF CLASS           OWNERSHIP         SECURITIES
-------------------                        --------------       -----------------  ---------------


Millenco, L.P.                        Warrants to purchase            675,000            6.6%
   111 Broadway, 20/th/ Floor         Common Stock
   New York, New York 10006
                                      Series A Preferred Stock        162,162            100%

                                      Series B Preferred Stock        500,000             74%


DTI Fund                              Series B Preferred Stock         50,000            7.4%
   1 Sansome Street, #3900
   San Francisco, California 94104

Triton Fund                           Series B Preferred Stock        125,000           18.5%
   1 Sansome Street, #3900
   San Francisco, California 94104

--------------------------------

(1) Sterling Alliance Group, Ltd. ("SAG") is a Colorado corporation. Certain directors and officers of the Company are stockholders, directors, officers and controlling persons of SAG. See "Security Ownership of Management", above.
(2) Represents shares of the common stock of Sterling Alliance Group, Ltd. which owns 3,375,000 shares of the Common Stock of the Company.


     PROPOSAL 1.  ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

GENERAL

     The Board of Directors is comprised of one class of directors, elected annually. Each director serves a one-year term (and, in each case, until his or her respective successor is duly elected and qualified). The Nominees have been nominated for the eight director positions. The number of directors is fixed from time to time by or in the manner provided in the Company's Bylaws (the "Bylaws").

     Information regarding the Nominees is set forth below. Each of the Nominees is currently serving as a director of the Company, except for Mr. James
E. Cunningham, Mandel Gomberg, and Donald E. Hannabarger. Mr. Bruce Brosky, Mr. William V. Perry, Mrs. Ann L. Petersen, and Mr. James E. Shipley began serving as directors of the Company in 1996. Mr. Michael P. Roth has been a director of the Company since March 1997.

     A majority of the votes of the Common Stock and Preferred Stock cast at the Annual Meeting (or any adjournments or postponements thereof) is required to elect directors. Each Nominee has consented to being named in this Proxy Statement and to serve if elected. If a Nominee should for any reason become unavailable for election, proxies may be voted with discretionary authority by the proxy holder for a substitute designated by the Board.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

     The Board of Directors has nominated the following persons to be elected to the Board of Directors of the Company until the next annual meeting of shareholders, or until their successors are duly elected or qualified:

NAME                     AGE  PRESENT POSITIONS
----                     ---  -----------------


Bruce J. Brosky           43  Director and Vice President-
                               Marketing and Public Relations

James M. Cunningham       55  Nominee Director

Mandel Gomberg            73  Nominee Director

Donald E. Hannabarger     71  Nominee Director

William V. Perry          74  Director and Executive Vice
                               President

Ann L. Petersen           60  Director

Michael P. Roth           58  Director

James E. Shipley          62  Director and President

     The following is a brief biography of each director and nominee director for election to the Board of Directors of the Company:

          Mr. Brosky has been a director and Vice President-Marketing and Public Relations of the Company since April 29, 1996, and became a director of the Company on May 21, 1996. From 1993 to 1995, he was the Director of Marketing of ERA Sterling Real Estate. From 1993 to the present, Mr. Brosky has been the Director of Marketing and Public Relations of Sterling Alliance Group, Ltd.
From 1984 to 1992, Mr. Brosky was employed by GTE of California as operator services supervisor, CAG analyst and systems analyst. Mr. Brosky received a B.A. degree from the University of Dubuque in 1978, and received a MBA degree from Loras College in 1979.

          Mr. Cunningham was the National Marketing Director of AFR, Incorporated in Dallas, Texas, from October 1996 to January 1998. From February 1993 to October 1996, he was the President of Dealer Vehicle Conduit, Inc., a company engaged in the secondary marketing of sub-prime new and used car debt instruments for car dealers. From August 1989 to December 1992, Mr. Cunningham was President of FSA Holdings, Inc. and subsidiaries that were engaged in financial services and mortgage lending. From May 1986 to April 1989, he was the Chief Executive Officer and President of Builder Mortgage Services Company. From January 1985 to April 1986, Mr. Cunningham was the President of Franklin First Mortgage Co. Mr. Cunningham received a B.S. degree in finance and accounting from St. Louis University in 1965. During the fiscal year ended September 30, 1997, Mr. Cunningham was a consultant to the Company regarding the acquisition of assets and operations of a regional wholesale office of Deposit Guaranty Mortgage Services, Inc. located in Dallas, Texas, that was completed during fiscal 1997. The Company agreed to pay him a consulting fee of $150,000 regarding such acquisition services.

          Mr. Gomberg has been the Treasurer of Development Management Group, Inc., a residential real estate development company in Chicago, Illinois, since 1988. From 1985 to 1988, he was a partner with Angell, Kaplan, Zaidman & Gomberg, a certified public accounting firm. From 1977 to 1985, Mr. Gomberg was a partner with S.D. Leidesdorf & Co., a certified public accounting firm. Mr. Gomberg graduated from the University of Illinois with a M.S. degree in 1948.

          Mr. Hannabarger is currently retired. From 1984 to 1989, he was Director-Scheduling and Material Control office of the Convair Division of General Dynamics Corporation; and was the managing director of a subsidiary in Mexico and another subsidiary near El Centro, California from 1989 to 1992. From 1983 to 1984, Mr. Hannabarger was a management consultant with Ivanhoe Consulting and Financial. From 1973 to 1982, he held various executive positions with Ford Motor Co. in Latin America. Mr. Hannabarger graduated with a B.S. --

Industrial Engineering degree from the University of Illinois in 1948, and received a M.B.A. -- roduction Management degree from the University of Chicago in 1950.

          Mr. Perry has been the Executive Vice President of the Company since April 29, 1996, and became a director of the Company on May 21, 1996. He is also the Chairman of the Board of EMB Mortgage Corporation, a wholly owned subsidiary of the Company. From 1994 to the present, he has been a director and Vice President of Sterling Alliance Group, Ltd. From October 1993 to the present, Mr. Perry has been associated with ERA Sterling Real Estate. From 1990 to October 1993, he was a director and Vice President of Ameri-West Funding, Inc., engaged in residential, multi-family and commercial mortgages. From 1988 to 1990, Mr. Perry was the President of First Marine Mortgage Company. From 1985 to 1987, he was the Chief Financial Officer of Mobile Medical Group, Inc.; and was the Chief Financial Officer and a director of Oceanic Opera, Inc. from 1984 to 1985. From 1970 to 1984, Mr. Perry was engaged in the real estate brokerage business with several real estate brokerage companies. From 1962 to 1970, he was an electronics engineer with Lockheed Missle and Space Corporation. Mr. Perry graduated from Pacific States University in 1948 with a degree in electrical engineering.

          Mrs. Petersen became a director of the Company on November 25, 1992. She is a resident of Hawaii and has been a housewife since being married in 1958. She attended Marquette University for two years. Mrs. Petersen is an active volunteer in various charitable organizations, including the American Cancer Association.

          Mr. Roth has been nominated to become a director of the Company at this Annual Meeting. From 1993 to the present, he has been the Assistant Branch Manager and Sales Associate with Coldwell Banker Real Estate, Inc., a real estate brokerage company, at its branch office in South Laguna, California.
From 1981 to 1992, Mr. Roth was the President of Food Service Concept Marketing Inc., a marketing consulting firm. From 1975 to 1981, he was the Vice President Management Supervisor of Wells, Rich, Green Advertising. From 1974 to 1975, Mr. Roth was a Vice President of Shakey's Pizza Parlors. From 1969 to 1975, he was Vice President of Marketing of Bonanza Steakhouses, and was President of its International Division. From 1963 to 1968, Mr. Roth was engaged in franchise marketing for McDonald's Corporation in charge of marketing in 12 western states and Hawaii. Mr. Roth received a B.S. degree from U.C.L.A. in 1962.

          Mr. Shipley has been a director of the Company since January 15, 1996, and became the President of the Company on April 29, 1996. From 1993 to the present, he has been a director and the President of Sterling Alliance Group, Ltd., an affiliate of the Company which recently sold substantially all of its assets and operations to the Company in exchange for Common Stock. He was the Managing Director of EMB Mortgage Corporation, a wholly owned subsidiary of the Company engaged in the real estate mortgage business, from October 1993 to April 1996. Mr. Shipley has served as the Managing Director of ERA Sterling Real Estate, a real estate brokerage firm, from 1987 to the present. From 1968 to 1987, he was engaged in the real estate development business with several companies. In 1988, Mr. Shipley became subject to two felony convictions for forgery endorsement of a check and appropriation of property entrusted to him in the Superior Court of the State of California. Mr. Shipley received a Bachelor of Science degree from Eastern Illinois University in 1960.


     PROPOSAL 2.  RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of Harlan & Boettger, LLP as the Company's independent public accountants for the year ending September 30, 1998. A resolution will be submitted to shareholders at the Annual Meeting to ratify the appointment of Harlan & Boettger, LLP.

     A representative of Harlan & Boettger, LLP is expected to be present at the Annual Meeting. The representative will be afforded the opportunity to make a statement and to respond to appropriate questions of shareholders. If the resolution ratifying the appointment of Harlan & Boettger, LLP as independent public accountants is approved by the shareholders, the Board of Directors nevertheless retains the discretion to select different auditors in the future, should the Board then deem it in the Company's best interest. Any such selection need not be submitted to a vote of shareholders.

     Ratification of the appointment of Harlan & Boettger, LP as the independent public accountants of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock present, or represented by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HARLAN & BOETTGER, LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                                OTHER BUSINESS

     The Board of Directors knows of no business which will be presented for action at the meeting other than that described in the Notice of Annual Meeting of Shareholders. It is intended, however, that the persons authorized under the proxies of the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at the Annual Meeting.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any shareholder may present proposals on any matter which is a proper subject for consideration by the shareholders at the 1999 Annual Meeting of Shareholders, which the Company currently anticipates will be held on or about March 20, 1999. In order to be considered for inclusion in the Proxy Statement and form of proxy (or Information Statement in the event proxies are not solicited by the Board of Directors of the Company) for the 1999 Annual Meeting of Shareholders, a proposal must be received by the Secretary of the Company no later than 120 days prior to March 20, 1999. It is suggested that a shareholder desiring to submit a proposal do so by sending the proposal certified mail, return receipt requested, addressed to the Secretary of the Company at its principal office, 3200 Bristol Avenue, 8th Floor, Costa Mesa, California 92626. Detailed information for submitting proposals will be provided upon written request addressed to the Secretary of the Company.

                            SOLICITATION PROCEDURES

     Officers and regular employees of the Company, without extra compensation, may solicit the return of proxies by mail, telephone, telegram or personal interview. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and to obtain such beneficial owners' instructions concerning the voting of proxies.

     The cost of solicitation of proxies (including the cost of reimbursing banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy soliciting material to beneficial owners) will be paid by the Company.

                                 MISCELLANEOUS

     A copy of the Company's Annual Report to Shareholders containing the Company's audited financial statements for the fiscal year ended September 30, 1997, has previously been sent or is concurrently being sent to shareholders of the Company. The Annual Report to Shareholders is not part of the proxy solicitation materials except as stated herein.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent owners are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms received by it, the Company believes that, during the fiscal year ended September 30, 1997, all filing requirements applicable to its officers, directors and greater than ten-percent owners appear to be satisfied.

     Where information contained in this Proxy Statement rests particularly within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person or contained in filings made by such person with the Commission.

                            ADDITIONAL INFORMATION

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS FOR THIS REPORT SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY AT 3200 BRISTOL AVENUE, 8th FLOOR, COSTA MESA, CALIFORNIA 92626. PLEASE CONTACT BRUCE J. BROSKY AT 1/888-225-5629 FOR ANY ADDITIONAL INFORMATION DESIRED CONCERNING THIS ANNUAL MEETING.

                          ---------------------------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO COMPLETE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE.

                                         By Order of the Board of Directors



                                              B. Joe Wimer, Secretary
Costa Mesa, California
March 18, 1998

                                EMB CORPORATION
                        ANNUAL MEETING -- APRIL 9, 1998

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, having received the Annual Report, Notice of Annual Meeting of Shareholders and Proxy Statement for said meeting, hereby appoints JAMES E. SHIPLEY and B. JOE WIMER, and either of them, as Proxies with full power of substitution and resubstitution and hereby authorizes them to represent and to vote, as designated hereon, all shares of common stock and/or preferred stock of EMB Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on April 9, 1998, at 3:30 p.m., local time, or at any adjournment thereof, with all the powers the undersigned would possess if then personally present.

1.   ELECTION OF DIRECTORS:

     [ ]   VOTE FOR all nominees listed.  [ ]   VOTE WITHHELD from all nominees.
     [ ]   EXCEPTION

     NOTE: IF YOU DESIRE TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE, BUT NOT ALL OF THE NOMINEES BELOW, INDICATE YOUR DESIRE TO WITHHOLD SUCH AUTHORITY BY DRAWING A LINE THROUGH THE NAME(S) OF SUCH NOMINEE(S).

     Nominees:  James M. Cunningham, Mandel Gomberg, Donald E. Hannabarger,
                Bruce J. Brosky, William V. Perry, Ann L. Petersen, Michael P. Roth, James E. Shipley.

     RATIFY AND APPROVE HARLAN & BOETTGER AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE 1998 FISCAL YEAR, SUBJECT TO CHANGE BY DIRECTION OF THE BOARD OF DIRECTORS.
                    [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3. VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF THE ABOVE PROPOSALS.

This proxy, when properly executed, will be voted in the manner directed herein by the above signed shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 3.

                                   IMPORTANT: This proxy must be dated and
                                   signed exactly as shown hereon. When signing as attorney, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Date:                                    1998
                                        ------------------------------------


                                        ------------------------------------
                                                   Signature


                                        ------------------------------------
                                            Signature if held jointly

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                         USING THE ENCLOSED ENVELOPE.